Exhibit 10.55

Page 1 of 1 Howe File Number: 17-10826

PROMISSORY NOTE
STATE OF GEORGIA

COUNTY OF ____

FOR AND IN CONSIDERATION OF the sum of Ten ($10.00) Dollar cash in hand, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GUIDED THERAPEUTICS, INC., presently of 5835 Peachtree Corners East, STE B, Peachtree Comers, GA 30092, ("Promisor"), hereby unconditionally promises to pay to the order of lRTH COMMUNICATIONS, LLC ("Promisee") the present sum of ninety-nine thousand, three hundred sixty-eight dollars and ninety-seven cents ($99,368.97), plus interest accruing at the rate of 6%, to or for the benefit of Promisee, until paid in full, payable and due according to the following schedule:
$18,000.00 due on or before January 16, 2020 then $6,000.00 per month beginning February 1, 2020 and on the 1st day of each consecutive month following, until the above sum has been paid in full, together with (in the event of a default) all costs of collection. This debt shall bear simple interest at a rate of eighteen (18%) percent per annum following default.
THIS PROMISSORY NOTE is, a compromise made in repayment of a debt owed to the Promisee by the Promissor pursuant to the sales of goods by Promissee to Community Christian School.
AMOUNTS DUE under this Promissory Note are payable at the following address: HOWE LAW FIRM, P.C., P.e., 4385 Kimball Bridge Road, Suite 100, Alpharetta, Georgia 30022.
ALL PAYMENTS shall be made payable to the order of IRTH Communications, LLC.
TIME IS OF THE ESSENCE regarding Promissor' s obligations hereunder.
No delay or forbearance by Promisee in collecting the aforesaid debt shall be construed as a waiver of Promisee's collection rights hereunder. Time is of the essence of this Agreement.
AND Promissor hereby fully waives and renounces, for itself and family, any and all exemption rights which it, may have under or by virtue of the Constitution or laws of Georgia, or of any other state, or of the United States, as against this debt or any renewal hereof; and further waives demand, protest and notice of demand, protest and non-payment.

Payment of this Promissory Note shall constitute full and complete satisfaction of any and all claims, actions, causes of action, demands, rights damages, costs, expenses and compensation whatsoever relating to the 2012-2013 school year.

Promisor agrees that this PROMISSORY NOTE is not a guarantee or suretyship instrument, but an original obligation making Promisee liable for the amounts due hereunder.
GIVEN UNDER my hand and seal this 15 day of January, 2020.

PROMISEE:	PROMISSOR:

IRTH COMMUNICATIONS, LLC	GUIDED THERAPEUTICS, INC.
_ ___ ____(SEAL)	/s/ Gene S. Cartwright
Gene S. Cartwright, CEO
CORPORATE OFFICER	CORPORATE OFFICER

Signed, sealed and delivered in the presence of:
Witness: /s/MICHELE NEITESHEIM
Notary Public: /s/MICHELE NEITESHEIM.
My Commission Expires: August 30, 2021

Pagelof2
Howe File Number: 17-10826
PROMISSORY NOTE
STATE OF GEORGIA
COUNTY OF ____
FOR AND IN CONSIDERATION OF the sum of Ten ($10.00) Dollar cash in hand, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GUIDED THERAPEUTICS, INC., presently of 5835 Peachtree Corners East, STE B, Peachtree Comers, GA 30092, ("Promisor"), hereby unconditionally promises to pay to the order of IRTH COMMUNICATIONS, LLC ("Promisee") the present sum of ninety-nine thousand, three hundred sixty-eight dollars and ninety-seven cents ($99,368.97), plus interest accruing at the rate of6%, to or for the benefit of Promisee, until paid in full , payable and due according to the following schedule:
$18,000.00 due on or thefore January 16,2020 then $6,000.00 per month beginning February 1, 2020 and on the 1st day of each consecutive month following, until the above sum has been paid in full , together with (in the event of a default) all costs of collection. This debt shall bear simple interest at a rate of eighteen (18%) percent per annum following default.
THlS PROMISSORY NOTE is, a compromise made in repayment of a debt owed to the Promisee by the Promissor pursuant to the sales of goods by Promissee to Community Christian School.
AMOUNTS DUE under this Promissory Note are payable at the following address: HOWE LAW FIRM, P.C., P.C., 4385 Kimball Bridge Road, Suite 100, Alpharetta, Georgia 30022.
ALL PAYMENTS shall be made payable to the order of lrth Communications, LLC.
TIME IS OF THE ESSENCE regarding Promissor' s obligations hereunder.
No delay or forbearance by Promisee in collecting the aforesaid debt shall be construed as a waiver of Promisee's collection rights hereunder. Time is of the essence of this Agreement.
AND Promissor hereby fully waives and renounces, for itself and family, any and all exemption rights which it, may have under or by virtue of the Constitution or laws of Georgia, or of any other state, or of the United States, as against this debt or any renewal hereof; and further waives demand, protest and notice of demand, protest and non-payment.

Payment of this Promissory Note shall constitute full and complete full and complete satisfaction of all and all claims, actions, causes of action, demands, rights damages, costs, expenses and compensation whatsoever relating to the 2012-2013 school year.

Promisor agrees that this PROMISSORY NOTE is not a guarantee or suretyship instrument, but an original obligation making Promisee liable for the amounts due hereunder.

GIVEN UNDER my hand and seal this _____ day of __________, 2020.

PROMISOR	GUIDED THERAPEUTICS, INC.

/s/ Gene S. Cartwright
Gene S. Cartwright
CEO

Signed, sealed and delivered in the presence of:

_____________________
Witness

_____________________
Notary Public

_____________________
My Commission Expires:

IRTH COMMUNICATIONS, LLC

__________________________
Corporate Officer

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